EXHIBIT 23.2


               CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in Amendment No. 1 of the registration statement of PSB Bancorp, Inc. on Form SB-4 of our report, dated March 10, 1999, on our audits of the consolidated financial statements of PSB Bancorp, Inc. as of December 31, 1998 and December 31, 1997.

     We also consent to the reference to our firm under the caption "Experts."

                              /s/ Stockton Bates, L.P.

Philadelphia, Pennsylvania
July 30, 1999